SUPPLEMENT TO THE PROSPECTUS

United Cash Management, Inc.

The following information supplements and supersedes any contrary information contained in the Prospectus:

     Effective June 30, 2000, Waddell & Reed Money Market C shares of United Cash Management, Inc. will no longer be available for purchase, either directly or by exchange of Class C shares of Waddell & Reed Funds, Inc.

Waddell & Reed Funds, Inc. anticipates that on July 1, 2000, it will begin offering Class C shares of a new series, Money Market Fund, for direct purchase or by exchange of shares of corresponding classes of certain other funds, including Waddell & Reed Money Market C shares of United Cash Management Inc. This does not constitute an offer of any securities of Waddell & Reed Funds, Inc. for sale.



To be attached to the cover page of the Prospectus of United Cash Management, Inc. Waddell & Reed Money Market C Shares dated September 20, 1999.

This Supplement is dated May 30, 2000.

WRS4010B

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

United Cash Management, Inc.

The disclosure regarding Waddell & Reed Money Market C shares is revised to reflect that, effective June 30, 2000, Waddell & Reed Money Market C shares of United Cash Management, Inc. will no longer be available for purchase, either directly or by exchange of Class C shares of Waddell & Reed Funds, Inc.



To be attached to the cover page of the Statement of Additional Information of United Cash Management, Inc. dated September 20, 1999.

This Supplement is dated May 30, 2000.